UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Earliest Event Reported: July 31, 2002

                        Date of Report: May 6, 2003



                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                     ---------------------------------------

           (Exact name of registrants as specified in their charters)



     Delaware                       1-111331                    43-1698480
     Delaware                      333-06693                    43-1742520
----------------------         -----------------         -----------------------
 (States or other               Commission file              (I.R.S. Employer
 jurisdictions of                   numbers                Identification Nos.)
 incorporation or
  organization)





                   One Liberty Plaza, Liberty, Missouri 64068


               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600

ITEM 5.  OTHER EVENTS

We are filing the unaudited interim consolidated balance sheets and footnotes of Ferrellgas Partners, L.P.'s non-public general partner Ferrellgas, Inc. to update its most recent audited consolidated balance sheets.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  The Exhibit listed in the Index to Exhibits is filed as part of this Current Report on Form 8-K.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         FERRELLGAS PARTNERS, L.P.

                                         By Ferrellgas, Inc. its general partner



Date:  May 6, 2003                    By  /s/ Kevin T. Kelly
                                           -------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)





                                           FERRELLGAS PARTNERS FINANCE CORP.


Date: May 6, 2003                       By  /s/ Kevin T. Kelly
                                           -------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)

                                INDEX TO EXHIBITS
                              ---------------------

        Exhibit No.          Description of Exhibit
        -----------          ----------------------

          99.15 Unaudited interim consolidated balance sheets of Ferrellgas, Inc. and footnotes as of January 31, 2003 and July 31, 2002.